UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2018

FlexShopper, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2700 North Military Trail, Ste. 200 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(855) 353-9289

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On March 1, 2018, the board of directors of FlexShopper, Inc., a Delaware corporation (the “Company”), approved an amendment to and restatement of the Company’s bylaws then in effect (the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws amend and restate in their entirety the Company’s bylaws to, among other things:

•	amend Article 2, Section 2.04 to require the affirmative vote of a majority of votes cast on a matter for shareholder action;

•	include a new provision clarifying that directors are elected by a plurality of stockholder votes;

•	amend Article 2, Section 2.07 to provide that the presence of holders of one-third in voting power of outstanding shares of the Company’s stock constitutes a quorum at stockholder meetings;

•	include a new provision addressing the process for the resignation of directors;

•	amend Article 2, Section 2.13 to modify the requirements for any stockholder to bring a matter before a stockholder meeting, including requiring certain information to be provided, and that notice of such matters be submitted not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting;

•	amend Article 2, Section 2.04 to modify the requirements for calling special meetings of stockholders;

•	include a new provision which, unless the Company consents in writing, establishes certain Delaware courts as the exclusive forum for certain types of claims involving the Company; and

•	make other technical amendments, including to conform to developments in Delaware law.

The foregoing summary is subject to, and qualified in its entirety by, the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of FlexShopper, Inc., dated March 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FlexShopper, Inc.

March 7, 2018	By:	/s/ Brad Bernstein
Brad Bernstein, Chief Executive Officer